Exhibit 23

Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-33828), Post-Effective Amendment No. 1 to the Registration Statement (Form S-4 on Form S-8 No. 333-33830) and Post-Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 333-38915) pertaining to The Hain Celestial Group, Inc. 1994 Long Term Incentive and Stock Award Plan, and the Registration Statements (Form S-3 Nos. 333-59761, 333-77137 and 333-65618) of The Hain Celestial Group, Inc. and in the related Prospectus of our report dated August 31, 2001, with respect to the consolidated financial statements and schedule of The Hain Celestial Group, Inc. and Subsidiaries included in this Annual Report (Form 10-K) for the year ended June 30, 2001.


                                                           /s/ Ernst & Young LLP




Melville, New York
September 26, 2001



                                                                            -60-

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Exhibit 23.1






Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-33828), Post-Effective Amendment No. 1 to the Registration Statement (Form S-4 on Form S-8 No. 333-33830) and Post-Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 333-38915) pertaining to The Hain Celestial Group, Inc. 1994 Long Term Incentive and Stock Award Plan, and the Registration Statements (Form S-3 Nos. 333-59761 and 333-77137) of The Hain Celestial Group, Inc. and in the related Prospectus of our report dated November 3, 1999, with respect to the consolidated financial statements of Celestial Seasonings, Inc. (none of which are included in this Annual Report (Form 10-k)) for the year ended September 30, 1999.

                                                     /s/ Deloitte & Touche LLP




Denver, Colorado
September 27, 2000

Exhibit 23.2



                                              INDEPENDENT AUDITORS REPORT

To the Stockholders and Board of Directors of Celestial Seasonings, Inc.:



We have audited the consolidated financial statements and schedule of Celestial Seasonings, Inc. and subsidiaries (the "Company") as of September 30, 1999 and for each of the two years in the period ended September 30, 1999 and have issued our reports thereon dated November 3, 1999. Our audits also included the consolidated financial statement schedule (which is not presented herein) of the Company, listed in Item 14. This consolidated financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such consolidated financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth herein.


/s/ Deloitte & Touche LLP
Denver, Colorado
November 3, 1999